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                                                                    Exhibit 99.2

                                  CERTIFICATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Darren B. Miller, Senior Vice President and Chief Financial Officer of Encompass Services Corporation, a Texas corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief, the Quarterly Report of the Company on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        By: /s/ Darren B. Miller
                                            --------------------------------
                                        Name:   Darren B. Miller
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

August 14, 2002